                                                         EXHIBIT 10.11.K; PAGE 1


                                             23456 SOUTH POINTE DRIVE
                                             Laguna Hills, California 92653-1512
                                             949-770-9347   o   Fax 949-770-9209
ELECTROPURE, INC.
================================================================================
                               WARRANT NO. A-3047

                            DATED SEPTEMBER 10, 1998

                   Void after 5:00 P.M. Los Angeles City Time,
                                on March 31, 2008
               Warrant to Purchase 250,000 Shares of Common Stock

THIS WARRANT, AND THE COMMON STOCK ISSUABLE UPON ITS EXERCISE, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED, DISPOSED OF OR OFFERED FOR SALE, IN WHOLE OR IN PART,, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THAT ACT COVERING THIS WARRANT AND/OR THE COMMON STOCK ISSUABLE UPON ITS EXERCISE, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO ELECTROPURE, INC. THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

--------------------------------------------------------------------------------
                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                                ELECTROPURE, INC.
--------------------------------------------------------------------------------

This is to certify that, for value received, FLOYD H. PANNING, or assigns, ("Holder"), is entitled to purchase, subject to the provisions of this Warrant, from ELECTROPURE, INC., a California corporation ("Company"), Two Hundred Fifty Thousand ([OBJECT OMITTED]) fully paid, validly issued and nonassessable shares of Common Stock, $0.01 par value, of the Company ("Common Stock") at any time or from time to time during the period set forth below until the 5:00 P.M. Los Angeles City Time on [OBJECT OMITTED] until the date upon which Holder's employment with the Company shall terminate, whichever shall first occur (the "Exercise Period") at an initial exercise price equal to $1.125 per share. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time are hereinafter sometimes referred to as "Warrant Shares" and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

A. EXERCISE PERIOD. Holder shall have the right to exercise this Warrant into shares of Common Stock in increments of up to but not more than Fifty Thousand (50,000) each year, commencing on the date hereof. Holder shall be entitled to accumulate and exercise in successive years any and all Warrants

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                                                         EXHIBIT 10.11.K; PAGE 2


which have become exercisable hereunder in prior years. This Warrant shall terminate at 5:00 P.M. Los Angeles City Time on[OBJECT OMITTED]008 notwithstanding the fact that the Warrants granted hereunder are exercisable in the increments stated.

               NOTWITHSTANDING ANY PROVISION HEREIN TO THE CONTRARY, HOLDER MAY EXERCISE THIS WARRANT, IN THE INCREMENTS STATED ABOVE; PROVIDED, HOWEVER, THAT AT SUCH TIME OF ANY EXERCISE, HOLDER MUST THEN BE EMPLOYED BY THE COMPANY. IN THE EVENT HOLDER'S EMPLOYMENT WITH THE COMPANY SHALL TERMINATE, FOR ANY REASON, ALL WARRANTS REMAINING UNEXERCISED UNDER THIS WARRANT AGREEMENT AS OF THE DATE OF SUCH TERMINATION SHALL THEN BECOME NULL AND VOID.

B. EXERCISE OF WARRANT. During and subject to the Exercise Period, this Warrant may be exercised in whole or in part at any time and the Holder shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common Stock into which this Warrant might have been exercisable immediately prior thereto. This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form. As soon as practicable after each such exercise of the Warrants, but not later than fourteen (14) days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be physically delivered to the Holder.

C. RESERVATION OF SHARES. The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of the Warrants.

D. FRACTIONAL SHARES. No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of a share, determined as follows:

         (1) If the Common Stock is listed on a National Securities Exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the NASDAQ system, the current market value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or system; or

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                                                         EXHIBIT 10.11.K; PAGE 3


         (2) If the Common Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

         (3) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount, not less than book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the exercise of the Warrant, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company or, if higher, $0.01 per share.

E. EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. This Warrant is exchangeable, without expense to Holder or any assignee or exchangee of Holder, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Upon surrender of this Warrant to the Company at its principal office or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge to Holder or any assignee or exchangee of Holder, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other warrants which carry the same rights upon presentation hereof at the principal office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt of the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

F. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at low or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

G. ANTI-DILUTION PROVISIONS. The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrants shall be subject to adjustment from time to time upon the happening of certain events as follows:

         (1) In case the Company shall (i) declare a dividend or make a contribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivisions, combination or

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                                                         EXHIBIT 10.11.K; PAGE 4


reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

         (2) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Subsection (1) above, the number of shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

         (3) Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of shares issuable upon exercise of each Warrant to be mailed to the Holders, at their last addresses appearing in the Warrant Register, and shall cause a certified copy thereof to be mailed to its transfer agent, if any. The Company may retain a firm of independent certificate public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section G and a certificate signed by such firms shall be conclusive evidence of the correctness of such adjustment.

         (4) In the event that at any time, as a result of an adjustment made pursuant to Subsection (1) above, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subsection (1) above.

         (5) Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrants initially issuable pursuant to this Agreement.

H. OFFICER'S CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of the foregoing Section, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the holder or any holder of a Warrant executed and delivered pursuant to Section B and the Company shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to the Holder or any such holder.

I. NOTICES TO WARRANT HOLDERS. So long as this Warrant shall be outstanding, (i) if the Company shall pay any dividend or make any distribution upon the Common Stock or (ii) if the Company

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                                                         EXHIBIT 10.11.K; PAGE 5


shall offer to the holders of Common Stock for subscription or purchase by them any share of any class or any other rights or (iii) if the capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail to the Holder, at least fifteen days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

J. RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant at any time prior to the expiration of the Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section J shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in connection with any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Subsection (1) of Section G hereof.

         IN WITNESS THEREOF, the Company has caused this Warrant to be signed and attested by the Undersigned, being duly authorized, as of the date set forth on the first part hereof.

                                ELECTROPURE, INC.

                                BY   /S/  CATHERINE PATTERSON
                                     -------------------------------------------
                                     CATHERINE PATTERSON
                                     CORPORATE SECRETARY

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                                                         EXHIBIT 10.11.K; PAGE 6


                                             23456 South Pointe Drive
                                             Laguna Hills, California 92653-1512
                                             949-770-9347   o   Fax 949-770-9209
ELECTROPURE, INC.
================================================================================

                                  PURCHASE FORM


                               WARRANT NO. A-3047

                                 MARCH 31, 1998

Dated:____________________, 19___


The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _________________ shares of Common Stock and hereby makes payment of $____________________ in payment of the actual exercise price thereof.

     =====================================================================

                     INSTRUCTIONS FOR REGISTRATION OF STOCK
                     --------------------------------------

Name ________________________________________________________________________
                  (Please typewrite or print in block letters)


Address ______________________________________________________________________



                                            ____________________________________
                                            Signature of Warrant Holder

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                                                         EXHIBIT 10.11.K; PAGE 7


                                             23456 South Pointe Drive
                                             Laguna Hills, California 92653-1512
                                             949-770-9347   o   Fax 949-770-9209
ELECTROPURE, INC.

================================================================================

                                 ASSIGNMENT FORM


                               WARRANT NO. A-3047

                                 MARCH 31, 1998



FOR VALUE RECEIVED, the undersigned Warrant Holder hereby sells, assigns and transfers unto:

         Name          _________________________________________________________
                           (Please typewrite or print in block letters)

         Address      __________________________________________________________


the right to purchase Common Stock represented by this Warrant to the extent of ____________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint ________________________________ Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Dated:_________________, 19___

                                                ________________________________
                                                Signature of Warrant Holder